UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): December 16, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.02 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 16, 2010, the Company entered into a $2.75 billion four-year revolving credit facility (the “2010 Facility”).  The 2010 Facility expires in December 2014 and replaces a $2.83 billion five-year revolving credit facility dated April 28, 2006.  There are no outstanding loans or letters of credit under the 2010 Facility.  The Company has not incurred any borrowings under this or prior similar facilities, and has no intention to do so.  The 2010 Facility supports general corporate purposes, including commercial paper borrowings.

The 2010 Facility is unsecured and may be accessed under various interest rate alternatives, at the Company’s option.  Loans and letters of credit may be denominated in U.S. dollars or certain other currencies.  The Company must pay facility fees on the aggregate amounts available under the 2010 Facility, as specified in the credit agreement.  The 2010 Facility contains customary representations, warranties, covenants and events of default.

The foregoing summary of the 2010 Facility is not complete and is qualified in its entirety by reference to the actual credit agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	September ‘10	October ‘10	November ‘10
Process Management	>+20	>+20	>+20
Industrial Automation	>+20	>+20	>+20
Network Power	+10 to +15	+10 to +15	+5 to +10
Climate Technologies	0 to +5	-5 to 0	0 to +5
Tools and Storage	+5	+5 to +10	0 to +5
Total Emerson	+15 to +20	+15 to +20	+15 to +20

November 2010 Order Comments:

Order growth remained solid, led by strength from the capital goods businesses. Order comparisons will become more difficult as we move through fiscal 2011.  Currency exchange rates had a negligible impact on the order growth rate.

Order rates support the full-year expectations provided in the November 2, 2010 earnings conference call, and we continue to expect:

•        Underlying sales growth 7 to 10 percent

•        Reported sales growth 12 to 15 percent

•        Operating profit margin in the range of 17.2 to 17.5 percent

•        Operating cash flow in the $3.4 to $3.5 billion range

•        Pretax margin in the range of 14.2 to 14.7 percent

•        Tax rate of approximately 30 percent

Order growth in Process Management was strong as global energy markets continued to recover.  Longer lead-time project backlog is growing. Currency exchange rates negatively impacted orders by approximately one percentage point.

Order trends in the Industrial Automation segment remained strong, led by strength in the power generating alternator and electrical drives businesses.

Network Power order rates were solid, with broad strength across data center and telecommunication end markets.

Climate Technologies orders improved modestly with strength in the refrigeration business.  Asian and European markets have softened.

Tools and Storage order growth moderated as consumer spending and residential investment are slow to recover from a low base.

Upcoming Investor Events:

On Tuesday, February 1, 2011, Emerson will issue the Company’s first quarter 2011 results.  Emerson senior management will discuss the results during an investor conference call that will be held the same day.   The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

February 3, 2011 – Emerson’s Annual Investment Community Update

            Location:  St. Louis, MO

            Time:  4:30 p.m. to 6:00 p.m. Eastern Standard Time

            Presenter: David N. Farr, Chairman and Chief Executive Officer

Presentation and webcast:  Access to the webcast and presentations will be available in the Investor Relations area of Emerson’s website at www.Emerson.com/financial at the time of the event.  A replay of the webcast will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website at www.Emerson.com as they occur.

Reconciliations of Non-GAAP Financial Measures

The following reconciles certain Non-GAAP measures used herein with the most directly comparable GAAP measure (dollars in millions):

Forecast FY2011 Net Sales
Underlying Sales (Non-GAAP)	+7% to +10%
Acq./Div./Currency	+5 pts
Net Sales	+12% to +15%

Forecast FY2011 Operating Profit
Operating Profit (Non-GAAP)	~$4,035 – 4,210
Operating Profit Margin % (Non-GAAP)	17.2% - 17.5%
Interest Expense and Other Deduction, Net	~($670 - 700)
Pretax Earnings	~ $3,335 – 3,540
Pretax Earnings Margin %	14.2% - 14.7%

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number            Description of Exhibits

10.1                              Credit Agreement dated as of  December 16, 2010.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: December 17, 2010	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number            Description of Exhibits

10.1                              Credit Agreement dated as of  December 16, 2010